SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                     September 26, 2007

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                                      0-12641                                                           33-0021693
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(State or Other Jurisdiction                                                                         (Commission                                                   (IRS Employer
of Incorporation)                                                                                             File Number)                                            Identification No.)

9449 Balboa Avenue, Suite 210, San Diego, CA                                                                                                                      92123
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(Address of Principal Executive Offices)                                                                                                                                  (Zip Code)

Registrant's telephone number, including area code: (858) 277-5300
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors

Director Resignations: Stanley A. Hirschman, a member of the Board of Directors of the Company has resigned effective September 26, 2007.

Item 7.01 Regulation FD Disclosure

Additional clarification on the foreclosure of Dalrada’s asset base that occurred on or about September 10, 2007:  Included in the asset base that was foreclosed on was Dalrada’s total client base.

Item 9.01                        Exhibits

(b)

Exhibit No.	Exhibit
17.6	Resignation of Stanley A. Hirschman

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE                     TITLE                                                             DATE
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/s/ Brian Bonar               Chairman of the Board of Directors,      September 27, 2007
------------------------          Chief Executive Officer, and
Brian Bonar                    (Principal Executive Officer)